Filed Pursuant to Rule 497(d)


  INVESCO UNIT TRUSTS, SERIES 1311, 1313, 1314, 1315, 1316, 1317, 1318, 1319,
       1320, 1322, 1323, 1324, 1325, 1326, 1327, 1328, 1329, 1330, 1331,
               1332, 1333, 1334, 1335, 1336, 1337, 1346 and 1347

        INVESCO UNIT TRUSTS, MUNICIPAL SERIES 1146, 1151, 1153 and 1155
          INVESCO UNIT TRUSTS, TAXABLE INCOME SERIES 423, 443 and 450

                         Supplement to the Prospectuses

Public Offering--Reducing Your Sales Charge
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   Notwithstanding anything to the contrary in the prospectuses, if a purchase of units of any Invesco unit investment trust during its initial offering period with a deposit date on or after July 1, 2013 ("New Trust") and a purchase of units of any above referenced trust during its initial offering period are executed on the same day by a single person at the same broker-dealer, these purchases may be combined for sales charge discount calculation purposes as discussed in the "Public Offering--Reducing Your Sales Charge" section of the New Trust's prospectus. This combined purchase amount will be applied to the quantity discount levels presented in the "Public Offering--Reducing Your Sales Charge--Large Quantity Purchases" subsection found in the prospectus for each trust in which units were purchased in order to determine whether a discounted sales charge amount applies.


Public Offering--Unit Distribution
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   With respect to the "Public Offering--Unit Distribution" section of the prospectuses of the above referenced trusts, the language and accompanying table presenting the additional volume concession for all broker-dealers and other selling firms during a Quarterly Period, as well as any language describing additional compensation available to Preferred Distributors, is no longer in effect. The "Public Offering--Unit Distribution" section of the New Trust prospectuses describes the Additional Volume Concession Based Upon Annual Sales available for broker-dealers and other selling firms as of July 1, 2013.



Supplement Dated: July 1, 2013